Exhibit 99.1

ConnectM Successfully Eliminates $7.5 Million in Debt, Reaching Halfway Mark in Debt-To-Equity Conversion

~ Conversion Reduces Annual Interest Expense by $1.8 Million Transferring to Free Cash Flow of Equal Value ~

Marlborough, MA, September 17, 2024 – ConnectM Technology Solutions, Inc. (Nasdaq: CNTM) (“ConnectM” or the “Company”), a technology company focused on the electrification economy, today announced the Company has completed more than half of its initial tranche of a debt-to-equity swap by converting $7.5 million of the Company’s outstanding debt to common equity at $2.00 per share. This action begins a series of balance sheet deleveragings as ConnectM seeks to maximize value for shareholders. Today’s transaction executes on the previously announced approval from the Company’s Board of Directors to convert up to $15 million of the Company’s outstanding debt to common equity at $2.00 per share.

About ConnectM Technology Solutions, Inc.

ConnectM is at the forefront of advancing the electrification economy, integrating electrified energy assets with its AI-driven technology solutions platform. Serving residential and light commercial buildings, as well as all-electric original equipment manufacturers (OEMs), ConnectM’s proprietary platform accelerates the transition to solar and all-electric heating, cooling, and transportation. By leveraging technology, data, artificial intelligence, contemporary design, and behavioral economics, ConnectM aims to make electrification more user-friendly, affordable, precise, and socially impactful. The company’s vertically integrated approach includes wholly-owned service networks and a comprehensive technology stack, enabling customers to reduce their reliance on fossil fuels, lower energy costs, and minimize their carbon footprint. ConnectM is headquartered in Marlborough, Massachusetts.

For more information, please visit: https://www.connectm.com/

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We have based these forward-looking statements on our current expectations and projections about future events. All statements, other than statements of present or historical fact included in this press release, regarding our future financial performance and our strategy, expansion plans, future operations, future operating results, estimated revenues, losses, projected costs, prospects, plans and objectives of management are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “continue,” “project” or the negative of such terms or other similar expressions. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Except as otherwise required by applicable law, we disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. We caution you that the forward-looking statements contained herein are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond our control.

In addition, we caution you that the forward-looking statements regarding the Company contained in this press release are subject to the risks and uncertainties described in the “Cautionary Note Regarding Forward-Looking Statements” section of the Current Report on Form 8-K filed with the Securities and Exchange Commission on July 18, 2024. Such filing identifies and addresses other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and ConnectM is under no obligation to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Contact:

MZ North America

(203) 741-8811

ConnectM@mzgroup.us